EXHIBIT 32.0

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Meridian Interstate Bancorp, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2009 as filed with the Securities and Exchange Commission (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Meridian Interstate Bancorp as of and for the period covered by the Report.

Dated: November 13, 2009	/s/ Richard J. Gavegnano
Richard J. Gavegnano
Chairman and Chief Executive Officer

Dated: November 13, 2009	/s/ Gregory Derderian
Gregory Derderian
Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)